gray

Television • Digital • Mobile

Gray Update Presentation

May 29, 2014

Introduction

Certain statements in this presentation constitute "forward-looking statements" within the meaning of and subject to the protections of the Private Securities Litigation Reform Act of 1995 and other federal and state securities laws. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such "forward-looking statements." Factors that could cause our actual results to differ materially from those expressed or implied by any forward-looking statements are described under the heading "Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2013 and may be contained in our other reports subsequently filed with the SEC.

See the appendix to this presentation for the definition of certain capitalized terms used herein and for reconciliations of the Company's non-GAAP measures of broadcast cash flow, broadcast cash flow less cash corporate expenses and free cash flow.

Transaction Summary

Transaction Overview

- On November 20, 2013, Gray entered into definitive agreements, as amended, to acquire or operate a total of 15 television stations from Hoak Media and Parker for $297.5 million in cash, subject to a $9 million working capital adjustment
  - The total consideration of $297.5 million is net of $37.5 million in proceeds from the disposition of Hoak stations in two markets to Nexstar Broadcasting, Inc. ("Nexstar") and Mission Broadcasting, Inc. ("Mission")
  - The FCC granted approval for Gray's and Nexstar's portions of the transaction on April 3, 2014 and April 23, 2014, respectively
- Gray will finance the Hoak Acquisition and refinance its senior secured indebtedness with $550 million in new senior secured credit facilities, consisting of the following:
  - $50 million Priority Revolving Credit Facility
  - $500 million Term Loan B
- Pro forma for the Acquisitions, secured leverage will be 2.6x and total leverage will be 6.1x, based on Pro Forma L8QA 3/31/14 Operating Cash Flow of $194 million, including $7 million of identified L8QA synergies

Note: Please refer to the Glossary in the Appendix for definitions of the capitalized terms

Company Overview

Combination Snapshot

($ in Millions)

	Gray TV [1] Standalone	Hoak Assets Being Acquired or Operated by Gray Pre-Synergies	Rapid Cities / Prime Cities Pre-Synergies	Pro Forma Post-Synergies
Financial Profile				
'12A-'13A Revenue	$376	$76	$6	$474 [2]
'12A-'13A BCF	$160	$39	$2	$205 [2]
'12A-'13A OCF	$147	$39	$2	$195 [2]
Scale				
Stations	54	15	4	73
Non-Duplicated Markets	36	5	1	42
TV Household Reach	7.5 million (6.4%)	1.2 million (1.1%)	0.2 million (0.2%)	8.5 million (7.4%)
Asset Quality				
#1 / #2 Stations	32	6	-	38
2012 Political Revenue [3]	$86	$12	$0	$100 [2]

Big 4 Network Affiliated Channels [4]

Gray TV Standalone:



FOX
5
CBS
24
abc
10
16

Hoak Assets Being Acquired or Operated by Gray Pre-Synergies:



FOX
1
CBS
3
abc
4
8

Rapid Cities / Prime Cities Pre-Synergies:



FOX
4

Pro Forma Post-Synergies:



FOX
10
CBS
27
abc
14
24

(1) Figures per Company filings and 12/31/13 Compliance Cert; Scale, Asset Quality, and Affiliations data includes Montana and the Acquisitions other than the Hoak Acquisition, Prime Cities, Rapid Cities

(2) Revenue, BCF, and Political revenue includes approximately $16, $4, and $2 million, respectively, from the acquisition of Lockwood, KJCT, and Yellowstone; OCF includes $7 million of identified L8QA 12/31/13 synergies from the Hoak Acquisition and the acquisition of Prime Cities and Rapid Cities

(3) Assumes 15% agency commission discount on gross political revenues for the Acquisitions

(4) Gray TV includes Laredo ABC station expected to launch on July 1, 2014

Source: Company filings and BIA in Television

Gray Has a Diverse and National Footprint

42 markets reaching approximately 7.4% of US TV households(1)



North Platte, NE(4)
Helena, MT(4)
Great Falls, MT(4)
Rapid City, SD
Sioux Falls, SD(4)
Bismarck, ND(2,3)
Fargo, ND(4)
Lincoln, NE
Omaha, NE
Wausau - Rhinelander, WI
La Crosse - Eau Claire, WI
Madison, WI
Rockford, IL
South Bend, IN
Lansing, MI
Parkersburg, WV
Harrisonburg, VA
Lexington, KY
Charleston-Huntington, WV
Charlottesville, VA
Hazard, KY
Greenville - New Bern - Washington, NC
Bowling Green, KY
Knoxville, TN
Augusta, GA
Albany, GA
Tallahassee, FL - Thomasville, GA
Panama City, FL
Dothan, AL
Meridian, MS
Monroe, LA(4)
Alexandria, LA(4)
Laredo, TX(3)
Waco-Temple - Bryan, TX
Sherman, TX - Ada, OK
Wichita - Hutchinson, KS
Colorado Springs - Pueblo, CO
Grand Junction, CO (2)
Reno, NV
Topeka, KS
Cheyenne, WY
Casper, WY
North Platte, NE
Gray TV Station
State Capital in DMA

(1) Pro Forma for the Acquisitions including Montana
(2) Station under SSA with Gray
(3) ABC expected to commence operations July 2014
(4) Pending acquisition

Hoak Overview

- 15 total stations of programming spread across seven attractive markets
  - Multicast programming in six of seven markets
- #1 or #2 news rating in six of seven markets
  - Strong local news ratings drive political revenue and make Hoak stations a "must have" for political and issue advertisers
- #1 in four of seven markets with average 2012 BIA revenue share of 33% across all markets
- Stations located in severe and disruptive weather markets where residents depend on Hoak's weather services
- Minot-Bismarck market is a beneficiary of the significant growth of domestic oil production in the Bakken Oil Field, which has driven North Dakota's national leading GDP growth of over 13%

(1) Revenues adjusted to exclude national rep commissions and other corporate revenue
Note: Statistics only for those stations to be acquired by Gray

Historical Hoak Revenue and Margin (1)



($ in millions)
Hoak Media Net Revenue Not Being Acquired by Gray
Hoak Net Revenue Being Acquired by Gray
Hoak Media BCF Margin
Revenue
Margin (%)
$100
$80
$60
$40
$20
$0
100%
80%
60%
40%
20%
0%
$71
$10
44%
$61
$91
$13
53%
$78
$85
$11
47%
$74
2011A
2012A
2013A

Source: Hoak Media financials

Hoak Geographic Footprint



KFYR (#2)
KQCD
KUMV
KMOT
Minot-Bismarck-Dickinson, ND
DMA 145
KSFY (#2)
KABY
KPRY
Sioux Falls-Mitchell, SD
DMA 111
KVLY (#2)
KXJB (#3)
Fargo-Valley City, ND
DMA 118
KHAS (#4)
Lincoln-Hastings-Kearney, NE
DMA 105
KNOP (#1)
KIIT (#2)
North Platte, NE
DMA 208
KALB (#1)
Alexandria, LA
DMA 179
KNOE (#1)
KAQY (#4)
Monroe, LA-El Dorado, AR
DMA 137

Source: Hoak Media management and BIA Investing in Television 2013
Note: Reflects markets to be acquired by Gray

Acquisition Rationale

Reinforces Gray's Market Leadership	▪ Gray will acquire and/or operate the #1 or #2 ranked local television station operations in six of seven markets ▪ Gray will own and/or operate Big Four network affiliated channels in all Hoak markets ▪ Pro forma for the Acquisitions including Montana, Gray will own/operate #1 ranked station in 28/42 markets, and the #1 or #2 ranked stations in 38/42 markets
Aligns with Gray's Market and Station Focus	▪ Hoak's stations are in markets with DMA ranks ranging 105 to 208, which aligns with Gray's portfolio of stations ranked 61 to 208 ▪ Acquisitions enhance presence in state capitals ▪ Hoak stations are located in areas with disruptive weather patterns where local weather coverage is important
Enhances Scale & Diversification	▪ Gray will expand its geographic footprint to 42 markets and will reach 7.4% of US households, up from 34 markets and 6.4% of households ▪ Acquisitions strengthen Gray's operating leverage and negotiating power ▪ Allows Gray to maintain a leadership position in a consolidating industry
Highly Accretive Acquisition	▪ Gray has identified approximately $7 million of operating synergies for L8QA 3/31/14 in the Hoak Acquisition and the Rapid Cities and Prime Cities acquisitions ▪ Resulting effective purchase price multiple is 6.9x 2012 and 2013 average OCF including identified synergies

Prime Cities & Rapid Cities Acquisitions Overview

Prime Cities Broadcasting

($ in millions)	2011A	2012A	2013A
Net Revenue	$2.0	$2.6	$2.0
Op. Expenses	$1.6	$1.8	$1.5
BCF	$0.4	$0.8	$0.5



Minot-Bismarck-Dickinson, ND
DMA 145

Stations	Affiliation	Market Revenue Rank	Revenue Share
KNDX / KXND	FOX	3	10.1%

- KXND operates in Minot, ND as a satellite station to KNDX
- Gray completed the acquisition of the non-license assets of KXND/KXDX on May 1, 2014
- Subject to FCC approval, Gray expects to acquire the FCC licenses of the low power stations
- Gray began operating these stations under an LMA on May 1, 2014
- Expected to have $0.8 million in operating synergies
- Immediately free cash flow accretive

Source: BIA Investing in Television

Mission TV (Rapid Cities)

($ in millions)	2011A	2012A	2013A
Net Revenue	$3.4	$3.7	$3.9
Op. Expenses	$2.6	$2.8	$3.0
BCF	$0.8	$0.9	$0.9



Rapid City, SD
DMA 173

Stations	Affiliation	Market Revenue Rank	Revenue Share
KEVN / KIVV	FOX	2	27.8%

- Gray acquired two FOX affiliated stations for $7.75 million on May 1, 2014
- Expected to integrate well with North and South Dakota markets from Hoak Media acquisition
- KIVV operates in Lead, SD as a satellite station to KEVN
- Expected to have $0.7 million in operating synergies
- Immediately free cash flow accretive

Investment Highlights

- ✓ A Leading Television Broadcaster in Diverse Mid Markets with Dominant Market Positions
  - ✓ 139 program streams and 75 "Big 4" network affiliations
  - ✓ #1 or #2 market rank in 38/42 markets; #1 news ranking in 27/42 markets
- ✓ Improving Advertising Market and Diversification of Revenue Mix
- ✓ Large Political Upside in Election Years with Presence in Key States
- ✓ Strong Growth in Net Retransmission Revenue and Increasing Leverage With Networks
- ✓ Successful New Media Initiatives and Spectrum Upside
- ✓ Robust Free Cash Flow Generation Over a Two Year Cycle
- ✓ Experienced Management Team With Track Record of Successful Integrations

Note: Pro Forma for the Acquisitions including Montana

The Importance of Being #1



Price Leadership
Reinvest in Business
Network and News Ratings
Share of Market Ad $
Highly Ranked News Franchises Drive Traffic

- Dominate local and political revenue with highly-rated news platforms
- Greater purchasing power and leverage with MVPDs, networks and programmers
- Deliver higher margins
- Maximize free cash flow
- Attract and retain high quality talent

(1) Number of Gray stations ranked #1; Pro Forma for the Acquisitions including Montana

Long History of Being #1 in the Market (1)



Gray Actual
Pro Forma
11 12 12 12 12 12 11 14 13
'05/'06 '06/'07 '07/'08 '08/'09 '09/'10 '10/'11 '11/'12 '12/'13
CBS National Ranking 1 1 2 1 1 1 1 1
8 7 5 5 8 7 7 11 7
'05/06 '06/07 '07/08 '08/09 '09/10 '10/11 '11/12 '12/13
NBC National Ranking 3 4 4 4 4 4 3 3
4 4 4 4 3 3 4 3
'05/'06 '06/'07 '07/'08 '08/'09 '09/'10 '10/'11 '11/'12 '12/'13
ABC National Ranking 2 2 3 2 2 2 2 2

Stable Markets – Concentration on DMAs 61-208 With Focus on State Capitals / Collegiate Presence

Market	College(s)	Approximate Enrollment
Waco, TX		92
Topeka, KS		53
Lansing, MI		49
Tallahassee, FL	Florida A&M University	43
Madison, WI		43
Lexington, KY		29
Knoxville, TN		27
Lincoln, NE		24
Greenville, NC		21
Charlottesville, VA		21
Reno, NV		19

Market	College(s)	Approximate Enrollment
Bowling Green, KY		18
Harrisonburg, VA		18
Cheyenne, WY		13
Charleston-Huntington, WV		10
Monroe, LA(1)		9
South Bend, IN		8
Colorado Springs, CO		8
Bismarck, ND(1)		4
Great Falls, MT(1)	University of Great Falls; Great Falls College Montana State University	3
Helena, MT(1)		1
Parkersburg, WV	Marietta College	1

- Gray stations cover 11 state capitals and 22 university towns
- Enrollment of approximately 514,000 students
- Better demographics, more stable economies

Note: Shading indicates DMA includes state capital. Enrollment in thousands;
(1) Pending or recently closed acquisitions

Diversification Across Networks and Markets

Station Mix

139 Total Program Streams:[4]

75 Big 4 Affiliates:[4]

- 27 CBS
- 24 NBC
- 14 ABC
- 10 FOX

64 Additional Program Streams with:[2][4]

- 15 CW
- 2 Telemundo
- 17 MyNetwork TV
- 11 ME TV
- 5 Antenna TV
- 3 This TV Network
- 1 Live Well Network
- 1 Cozi
- 9 Local News/Weather

2013PF Revenue: Top 10 Markets [1]


Lexington, KY 6%
Charleston, WV 6%
Omaha, NE 5%
Waco, TX 4%
Lincoln, NE 4%
Fargo, ND 4%
Knoxville, TN 4%
Monroe, LA 4%
Tallahassee, FL 4%
Madison, WI 3%
Other 56%

2013PF BCF: Top 10 Markets [1], [3]


Charleston, WV 9%
Lexington, KY 7%
Monroe, LA 6%
Fargo, ND 5%
Omaha, NE 5%
Lincoln, NE 5%
Tallahassee, FL 4%
Waco, TX 4%
Madison, WI 4%
Minot, ND 4%
Other 48%

2013PF Revenue by Affiliate: $440mm [1]


All Secondary Channels & Other 2%
FOX 2%
abc 15%
CBS 41%
NBC 38%

2013PF BCF by Affiliate: $169mm [1], [3]


All Secondary Channels & Other 3%
FOX 1%
abc 13%
CBS 41%
NBC 43%

(1) Pro forma for the Acquisitions excluding Montana
(2) Certain program channels are affiliated with more than one additional network simultaneously
(3) Excludes corporate expenses
(4) Includes all the Acquisitions and stations under LMA or SSA agreements with Gray including Montana

Source: Company

Revenue Mix Continues to Diversify

- Growth in net revenue, driven by increases in core revenue, political, retransmission and internet revenues
- Revenue mix continues to diversify from traditional ad-based sources to new media – Internet and subscriber driven – and retransmission revenue
- Diversification lowers overall revenue volatility

2009A Net Revenue Mix: $270mm (1)


Internet 4%
Other 3%
Political 4%
Retransmission 6%
National 20%
Local 63%

2013A Net Revenue Mix: $346mm (1)


Other 4%
Political 1%
Internet 7%
Retransmission 12%
National 17%
Local 59%

2013PF Net Revenue Mix: $440mm (1)


Other 4%
Political 1%
Internet 6%
Retransmission 13%
National 17%
Local 59%

(1) 2009A and 2013A reflect Gray actual data per Company; 2013PF includes the Acquisitions

Gray is A Leading Beneficiary of Political Revenue with Large Upside

Gray TV Political Commentary

- $86 Million in 2012 – New Record
- 2011 - Off Year Record $13.5 million
- Gray operates in key battleground states
  - #1 stations can capture over 50% of the political budget for a market
- Recent Supreme Court decisions removing limits on campaign spending have driven and will further drive incremental revenue
- Revenue from issue-based political advertising expected to further drive growth

2012 Political Revenue as % of Total (1), (2)


19.8%
21.2%
15.1%
13.8%
10.4%
9.6%
PF Gray TV
Gray TV
Media General
Lin TV
Nexstar
Sinclair

Gray TV Political Revenue (1), (2)

($ in millions)


$43
$48
New Record
$58
New Record
$86
$100
2006PF
2008
2010
2012
2012PF

Strong Presence in Key Election States (3)


GTN Overlap with Key Elections

(1) Gray, Media General, Lin TV, Nexstar, and Sinclair figures per company filings
(2) 2006 pro forma for acquisitions completed in 2006 and not the Acquisitions; 2012PF includes Gray and the Acquisitions and assumes 15% agency commission discount on gross political revenues for the Acquisitions
(3) Represents key political states in 2014 elections

Source: Politico, Electoral-vote.com, FiveThirtyEight.com, and University of Virginia Center for Politics

Strong Growth in Retransmission Revenue

- Approximately 2 million historical Gray subscribers[2] re-priced in two deals in Q4 2013
- Remaining 4.5 million historical Gray subscribers[2] re-pricing between 12/31/14 and 3/31/15
- Potential upside from price increases vs. existing contracts

Gray TV Retransmission Revenue[1]



($ in millions)
2008-2013 CAGR: 68%
$1.0
$1.6
$2.4
$3.0
$15.6
$18.8
$20.2
$20.2
$33.8
$5.6
$28.2
$39.8
$7.6
$32.2
$56.5
$12.1
$44.5
2005
2006
2007
2008
2009
2010
2011
2012
2013
2013 PF
Net Retransmission Revenue
Gross Retransmission Revenue

% of Total Revenue	0.3%	0.5%	0.8%	0.9%	5.8%	5.4%	6.6%	8.3%	11.5%	12.9%

Long Term Affiliate Contracts with "Big 4" Networks[3]

CBS

# of Channels	Renewal Date
18	12-31-14
2	6-30-15
1	9-10-15
3	12-31-16
1	3-2-17
1	12-31-17
1	8-31-18
27	

NBC

# of Channels	Renewal Date
6	1-1-15
15	12-31-15
1	1-1-16
2	12-31-17
24	

abc

# of Channels	Renewal Date
1	8-31-14
4	12-31-17
8	12-31-18
1	TBD[4]
14	

FOX

# of Channels	Renewal Date
8	6-30-14
2	12-31-14
10	

(1) Gray actual data per Company; 2013PF includes the Acquisitions
(2) Includes SSAs and LMAs. Gray standalone data
(3) Based on number of channels Pro Forma for the Acquisitions including Montana
(4) Includes Laredo, Texas ABC station expected to launch in July 2014

Successful Digital Media Initiatives

- Operate web and mobile applications in all markets
- Focused on local content: news, weather, sports
- All sites have converted to responsive design
- "Moms Everyday" digital vertical; deployed in each Gray TV market and continues to expand to other markets

Gray TV Digital Media Revenue (1)

($ in millions)



2009-2013 CAGR: 22%
$11.4
$13.4
$20.1
$25.0
$25.4
$27.8
2009
2010
2011
2012
2013
2013 PF

	2009	2010	2011	2012	2013	2013 PF
% of Total revenue	4.2%	3.9%	6.5%	6.2%	7.3%	6.3%



NEWS 10 WILX
NEWS 10 HD
WILX.com
COPYRIGHT 2013
GRAY TELEVISION GROUP, INC.



(1) Gray Standalone data per company filings; 2013PF includes the Acquisitions

Operational Strategy Focused on Market Leadership and Growth

- Maintain and grow our market leadership position
- Pursue selective strategic transactions
- Continue to prudently invest in local content and news, syndicated programs, top talent and community relationships
- Seek new media opportunities – currently operate web, mobile and desktop applications in all of our markets
- Monetize digital spectrum through growth in spectrum channels
- Drive free cash flow generation


Maintain Leadership and Grow Free Cash Flow
Monetize Spectrum
Accretive Partnerships
Internet and Socialization
Retransmission Revenue
Political Revenue
Core Advertising Growth

Television Continues to be the #1 Choice for Critical Mass Reach Among Advertisers

gray

TV Reaches More People than Any Other Medium


Television
88%
Internet
73%
Radio
59%
Newspaper
36%
Mobile Phone
28%
Magazines
25%
Tablet
12%

TV is the Most Influential Local Media

96 of the Top 100 Rated Programs are Broadcast Programs (P18-49)

Program Rank	Broadcast Stations	Cable TV	Total
1-25	24	1	25
26-50	24	1	25
51-75	24	1	25
76-100	24	1	25
Total	96	4	100

Note: Based on 2013 season NTI Live + Same Day estimates. Ranked by average audience % (ratings); in the event of a tie, impressions (000's) are used as a tiebreaker. Ad-Supported Subscription television only. Programming under 5 minutes excluded
Source: TVB

Primary Source of News


Newspapers
0.6%
Radio
3.9%
Internet
22.7%
Broadcast TV
52.2%
Cable News Networks
20.6%

Most Influential Media


Outdoor
0.5%
Mobile
0.5%
Other
12.3%
Internet
11.4%
Magazines
8.9%
Television
52.1%
Radio
3.8%
Newspapers
10.5%

Source of Local Weather, Traffic and Sports


Mobile / Other
14.0%
Newspapers
2.4%
Cable News Networks
3.6%
Public TV
6.7%
Radio
6.5%
Broadcast TV
49.7%
Internet
17.1%

Source: TVB Media Comparison Study 2012

Strong Growth Across the Industry in Other Key Revenue Streams

- Record level of political revenue in 2012 and estimates for continued growth through 2016

Industry-wide Political Spend on Local TV (1)

($ in billions)


2006A - 2016E CAGR: 7%
$1.6
$1.8
$2.2
$2.8
$2.6
$3.2
2006A
2008A
2010A
2012A
2014E
2016E

- Continued upside in retransmission fees, with revenue projected to reach $7.1 billion in 2018

Strong Growth in Retransmission Revenue

($ in billions)


Gross Retrans
Net Retrans
$2.4
$3.3
$4.3
$5.1
$5.9
$6.6
$7.1
$1.4
$1.8
$2.3
$2.8
$3.2
$3.5
$3.6
CAGR
20%
18%
2012A
2013A
2014E
2015E
2016E
2017E
2018E

Net Retransmission Revenue as % of Gross Retransmission Revenue:

57%	56%	55%	54%	54%	53%	51%

Changing Composition of Television Revenue


Ad Revenue
Gross Retrans Revenue
Online Revenue
Other Revenue
1%
2%
1%
2006A
96%
10%
6%
2012A
85%
19%
6%
2016E
74%

(1) Based on Local Broadcast TV political advertising only (excludes Local Cable TV)
Source: Magna Global, TVB, Moody's, SNL Kagan and Wall Street research

Automotive Ad Spending on TV Continues to Grow and Still Below Peak Levels

- Television continues to be a critical medium for automotive advertising
- TV auto ad spending growth of $0.2 billion or 6% from 2012 to 2013 but still below peak
- Positive trend will continue, with automotive ad spending projected to reach ~$3.5 billion in 2014

TV Ad Spending in the Automotive Sector

($ in billions)



$3.7
$2.9
$1.7
$2.7
$2.7
$3.1
$3.3
$3.5
2007A
2008A
2009A
2010A
2011A
2012A
2013A
2014E

SAAR of U.S. Light Vehicle Sales

(in millions)



16.1
13.2
10.4
11.6
12.7
14.4
15.6
16.1
2007A
2008A
2009A
2010A
2011A
2012A
2013A
2014E

Source: TVB, U.S. Bureau of Economic Analysis, J.D. Power and TVNewsCheck

Financial Overview

Gray Historical Financial Summary

Net Revenue (1)



LTM Revenue
L8QA Revenue
$346
$308
$307
$327
$405
$356
$346
$376
$440
$474
2010
2011
2012
2013
2013 PF

	2010	2011	2012	2013	2013 PF
L8QA Growth	3%	6%	9%	5%	--
LTM 2-Yr. Growth	6%	14%	17%	13%	--

Operating Cash Flow (1)

($ in millions)



LTM OCF
L8QA OCF
$136
$104
$97
$117
$174
$136
$116
$147
$160
$195
2010
2011
2012
2013
2013 PF

	2010	2011	2012	2013	2013 PF
L8QA Margin	34%	36%	38%	39%	41%
LTM Margin	39%	32%	43%	33%	36%

Capital Expenditures (1)

($ in millions)



Capex
PF Capex
$27
$27
$4
$3
$19
$21
$23
$24
2010
2011
2012
2013

	2010	2011	2012	2013
% of Revenue (2)	6%	7%	6%	7%
% of PF Revenue (3)	-	-	5%	6%

(1) Gray actual data per Company; LTM 2013 OCF of $116 million includes Pro Forma adjustments for acquisitions closed in 2013; 2012PF and 2013PF include the Acquisitions
(2) Gray standalone Capex as a percentage of Gray standalone Revenue
(3) PF Capex as a percentage of PF Revenue

Strong Free Cash Flow Conversion

- Gray realized record free cash flow of $95 million in 2012
- Gray's free cash flow is expected to increase with the acquisitions due to the incremental OCF, expected tax savings, and only a modest increase in CAPEX
  - Gray will also benefit from ~$225 million in net operating loss carryforwards

2012 OCF Buildup (1), (2)



($ in millions)
$250
$200
$150
$100
$50
$0
Increase in FCF as % of OCF
54.3%
$174
$95
$23
$56
< $1
56.5%
$229
$130
$27
$72
< $1
2012
2012PF
Taxes
Interest
Capex, Net
Free Cash Flow

2013 OCF Buildup (1), (2)



($ in millions)
$250
$200
$150
$100
$50
$0
Increase in FCF as % of OCF
34.9%
$116
$40
$24
$51
< $1
37.9%
$160
$61
$27
$72
< $1
2013
2013PF
Free Cash Flow
Capex, Net
Interest
Taxes

(1) Pro Forma interest expense estimated with Pro Forma incremental indebtedness and estimated cash interest
(2) Gray actual data per Company; 2012PF and 2013PF figures include the Acquisitions

Prudent Balance Sheet Management Leads to Deleveraging

- Gray has significantly reduced secured and total leverage from historical levels
- Gray's strategic investments have diversified its revenue base, allowing for significant free cash flow in both political and non-political years

Net Financial Leverage (1), (2)

($ in millions)



Secured Debt/OCF
Net Debt / OCF
Preferred Stock / OCF
7.5x
3.2x
4.0x
6.1x
2.1x
3.9x
5.6x
4.5x
1.1x
5.9x
3.3x
2.6x
2011
2012
2013
3/31/14PF

	2011	2012	2013	3/31/14PF
Net Debt	$832	$824	$823	$1,145
Net Debt + Preferred Stock	$872	$824	$823	$1,145
L8QA OCF	$117	$136	$147	$194

(1) Leverage shown on a two year blended basis to account for biennial shifts in political revenues
(2) Gray actual data per company filings; 3/31/14PF includes the Acquisitions

Appendix

Glossary

"Acquisitions":	The pending Hoak Acquisition and Gray's previously completed acquisitions of Rapid Cities, Prime Cities, Lockwood, Yellowstone and KJCT; excludes Montana unless otherwise specified
"Excalibur" (Excalibur Broadcasting, Inc.):	A television broadcaster with two stations (KJCT, KKHD)
"Gray" (Gray Television, Inc.):	A television broadcast company headquartered in Atlanta, Georgia, that owns and operates television stations and digital properties in markets throughout the United States; its results are consolidated with those of Excalibur under GAAP
"Hoak Media" (Hoak Media, LLC):	A television broadcaster with 22 stations
"Hoak":	Hoak Media and Parker combined, excluding stations to be divested to Nexstar or Mission
"Hoak Acquisition":	Gray's previously disclosed and pending acquisition or operation of 15 Hoak television stations
"KJCT":	Station acquired by Gray from News-Press and Gazette on October 31, 2013
"Lockwood":	Two CW affiliated stations acquired by Gray from Lockwood on April 1, 2014
"Montana":	Three stations to be acquired by Gray from Intermountain West Communications Company (two stations) and Rocky Mountains Broadcasting (one station); the acquisition is pending and is expected to close on June 1, 2014
"Operating Cash Flow" or "OCF":	Operating cash flow as defined in Gray's existing senior credit facility; includes Pro Forma adjustments for closed acquisitions
"Parker" (Parker Broadcasting, Inc):	A television broadcast company with three stations
"Prime Cities":	Two stations acquired by Gray from Prime Cities Broadcasting, Inc. on May 1, 2014
"Pro Forma" or "PF":	Reflects combined results, position, or statistics of Gray and the specified acquisitions; pro forma financial results give effect to the specified acquisitions as if they had occurred at the beginning of the relevant period including any financing related to the specified acquisitions
"Rapid Cities":	Two stations acquired by Gray from Mission TV, LLC on May 1, 2014

Q1'14 L8QA and LTM Financial Summary

($ in millions)	2012PF	2013PF	Q1'12PF	Q1'13PF	Q1'14PF	LTM 3/31/13 PF	LTM 3/31/14 PF	L8QA 3/31/14 PF
Net Revenues								
Local	191.3	203.1	45.9	46.4	51.0	191.9	207.7	199.8
National	56.8	58.3	13.0	13.4	13.3	57.2	58.2	57.7
Political	86.0	4.6	5.0	0.6	2.8	81.7	6.7	44.2
Internet	25.0	25.4	5.7	5.7	6.0	25.0	25.8	25.4
Retransmission	33.8	39.7	8.5	9.7	16.1	35.0	46.2	40.6
Other	9.5	8.0	2.7	2.3	2.0	9.1	7.7	8.4
Management Fee - Young	2.4	7.1	0.0	0.0	0.0	2.4	7.1	4.8
Gray Standalone Net Revenue	**404.8**	**346.3**	**80.7**	**78.2**	**91.3**	**402.3**	**359.4**	**380.9**
Local	40.5	42.0	10.0	10.1	10.4	40.5	42.3	41.4
National	10.0	11.2	2.4	2.6	2.6	10.2	11.2	10.7
Political	12.3	1.2	0.5	0.1	0.5	11.9	1.6	6.8
Internet	1.8	2.1	0.4	0.5	0.5	1.9	2.2	2.0
Retransmission	10.8	14.6	2.4	3.2	4.1	11.6	15.4	13.5
Other	2.5	2.6	1.1	1.2	1.2	2.5	2.7	2.6
Hoak Standalone Net Revenue	**77.8**	**73.7**	**16.9**	**17.6**	**19.3**	**78.6**	**75.4**	**77.0**
Prime Cities Standalone Net Revenue	2.6	2.0	0.4	0.4	0.5	2.6	2.1	2.3
Rapid City Standalone Net Revenue	3.7	3.9	0.9	0.9	1.0	3.7	4.0	3.9
KJCT, Yellowstone, and Lockwood Net Revenue	18.4	13.9	3.8	3.8	0.4	18.4	10.5	14.4
Total Net Revenue	**507.3**	**439.8**	**102.6**	**100.9**	**112.5**	**505.6**	**451.4**	**478.5**

Note: Pro Forma results include the Acquisitions

Pro Forma Non-GAAP Reconciliation

($ in thousands)	Year Ended December 31, 2012	Year Ended December 31, 2013	Three Months Ended March 31, 2012	Three Months Ended March 31, 2013	Three Months Ended March 31, 2014	LTM 3/31/13	LTM 3/31/2014	L8QA 3/31/2014
Net income	$ 48,139	$ 26,410	$ 5,497	$ 1,442	$ 6,159	$ 44,084	$ 31,127	$ 37,606
Adjustments to reconcile from net income to Broadcast Cash Flow Less Cash Corporate Expenses:								
Depreciation	29,253	29,726	7,546	7,234	7,555	28,943	30,047	29,496
Amortization of intangible assets	825	892	205	171	345	791	1,066	929
Non-cash stock based compensation	878	1,974	14	136	2,071	1,000	3,909	2,455
Gain on disposals of assets, net	(68)	849	61	(7)	328	(136)	1,184	524
Miscellaneous income, net	2,672	1,580	681	697	313	2,688	1,196	1,942
Interest expense	75,850	73,894	19,091	18,480	18,476	75,239	73,890	74,566
Loss on early extinguishment of debt	46,683	-	-	-	-	46,683	-	23,342
Income tax expense	21,288	15,280	2,562	2,002	1,074	20,728	14,352	17,540
Amortization of program broadcast rights	11,081	11,367	2,758	2,837	2,913	11,160	11,443	11,302
Common stock contributed to 401(k) plan excluding corporate 401(k) contributions	26	28	7	7	6	26	27	27
Network compensation revenue recognized	(627)	(615)	(157)	(157)	(108)	(627)	(566)	(597)
Network compensation per network	-	-	-	-	-	-	-	-
affiliation agreement	(60)	-	(60)	-	-	-	-	-
Payments for program broadcast rights	(11,839)	(11,433)	(2,795)	(2,853)	(3,823)	(11,897)	(12,403)	(12,150)
Other items	599	(552)	191	11	(1,009)	419	(1,572)	(577)
Broadcast Cash Flow Less Cash Corporate Expenses; a.k.a. "Adjusted EBITDA"	**224,700**	**149,400**	**35,600**	**30,000**	**34,300**	**219,100**	**153,700**	**186,400**
Corporate and administrative expenses excluding depreciation, amortization of intangible assets and non-cash stock based compensation	15,900	19,800	3,100	3,800	6,500	16,600	22,500	19,550
Broadcast Cash Flow	**$ 240,600**	**$ 169,200**	**$ 38,700**	**$ 33,800**	**$ 40,800**	**$235,700**	**$176,200**	**$205,950**
Broadcast Cash Flow Less Cash Corporate Expenses	$ 224,700	$ 149,400	$ 35,600	$ 30,000	$ 34,300	$219,100	$153,700	$186,400
Pension Expense	7,874	8,626	1,871	2,154	1,573	8,157	8,045	8,101
Pension Cash Funding	(9,402)	(4,748)	(988)	(1,517)	(962)	(9,931)	(4,193)	(7,062)
Other items	6,228	6,622	(130)	116	142	6,474	6,648	6,561
Operating Cash Flow as defined in the credit agreement	**$ 229,400**	**$ 159,900**	**$ 36,353**	**$ 30,753**	**$ 35,053**	**$223,800**	**$164,200**	**$194,000**
Less interest expense	(75,850)	(73,894)	(19,091)	(18,480)	(18,476)	(75,239)	(73,890)	(74,565)
Addback amortization of deferred financing	2,723	1,903	753	411	692	2,381	2,184	2,283
Less capital expenditures, net of insurance proceeds	(26,937)	(26,817)	(7,815)	(7,180)	(4,071)	(26,302)	(23,708)	(25,005)
Less cash taxes	(836)	(519)	(5)	(81)	(31)	(912)	(469)	(691)
Addback amortization of original issue discount	1,127	(9)	338	69	(216)	858	(294)	282
Free Cash Flow	**$ 129,627**	**$ 60,564**	**$ 10,533**	**$ 5,492**	**$ 12,951**	**$124,586**	**$ 68,023**	**$ 96,305**

Pro Forma Non-GAAP Reconciliation (continued)

($ in thousands)	Gray Actual	Hoak/Parker Acquisition	Other Acquisitions	Pro forma Adjustments	Gray Pro forma
	Pro Forma Twelve Months Ended December 31, 2012				
Net income	$ 28,129	30,360	1,212	(11,562)	$ 48,139
Adjustments to reconcile from net income to Broadcast Cash Flow Less Cash Corporate Expenses:					
Depreciation	23,133	4,743	1,377	-	29,253
Amortization of intangible assets	75	418	332	-	825
Non-cash stock based compensation	878	-	-	-	878
Gain on disposals of assets, net	(31)	(37)	-	-	(68)
Miscellaneous income, net	(2)	714	1,960	-	2,672
Interest expense	59,443	3,890	955	11,562	75,850
Loss on early extinguishment of debt	46,683	-	-	-	46,683
Income tax expense	19,188	1,973	127	-	21,288
Amortization of program broadcast rights	11,081	-	-	-	11,081
Common stock contributed to 401(k) plan excluding corporate 401(k) contributions	26	-	-	-	26
Network compensation revenue recognized	(627)	-	-	-	(627)
Network compensation per network affiliation agreement	(60)	-	-	-	(60)
Payments for program broadcast rights	(11,839)	-	-	-	(11,839)
Other items	-	1	80	518	599
Broadcast Cash Flow Less Cash Corporate Expenses; a.k.a. "Adjusted EBITDA"	**176,077**	**42,062**	**6,043**	**518**	**224,700**
Corporate and administrative expenses excluding depreciation, amortization of intangible assets and non-cash stock based compensation	15,049	-	-	851	15,900
Broadcast Cash Flow	**$ 191,126**	**$ 42,062**	**$ 6,043**	**$ 1,369**	**$ 240,600**
Broadcast Cash Flow Less Cash Corporate Expenses	$ 176,077	$ 42,062	$ 6,043	$ 518	$ 224,700
Pension Expense	7,874	-	-	-	7,874
Pension Cash Funding	(9,402)	-	-	-	(9,402)
Other items	(399)	-	-	6,627	6,228
Operating Cash Flow as defined in the credit agreement	**$ 174,150**	**$ 42,062**	**$ 6,043**	**$ 7,145**	**$ 229,400**
Less interest expense	(59,443)	(3,890)	(955)	(11,562)	(75,850)
Addback amortization of deferred financing	2,723	-	-	-	2,723
Less capital expenditures, net of insurance proceeds	(22,937)	-	-	(4,000)	(26,937)
Less cash taxes	(836)	-	-	-	(836)
Addback amortization of original issue discount	1,127	-	-	-	1,127
Free Cash Flow	**$ 94,784**	**$ 38,172**	**$ 5,088**	**$ (8,417)**	**$ 129,627**

Pro Forma Non-GAAP Reconciliation (continued)

($ in thousands)	Gray Actual	Hoak/Parker Acquisition	Other Acquisitions	Pro forma Adjustments	Gray Pro forma
	Pro Forma Twelve Months Ended December 31, 2013				
Net income	$ 18,288	24,589	675	(17,142)	$ 26,410
Adjustments to reconcile from net income to Broadcast Cash Flow Less Cash Corporate Expenses:					
Depreciation	24,096	4,438	1,192	-	29,726
Amortization of intangible assets	336	278	278	-	892
Non-cash stock based compensation	1,974	-	-	-	1,974
Gain on disposals of assets, net	765	84	-	-	849
Miscellaneous income, net	-	714	866	-	1,580
Interest expense	52,445	3,755	552	17,142	73,894
Loss on early extinguishment of debt	-	-	-	-	-
Income tax expense	13,147	2,133	-	-	15,280
Amortization of program broadcast rights	11,367	-	-	-	11,367
Common stock contributed to 401(k) plan excluding corporate 401(k) contributions	28	-	-	-	28
Network compensation revenue recognized	(615)	-	-	-	(615)
Network compensation per network affiliation agreement	-	-	-	-	-
Payments for program broadcast rights	(11,433)	-	-	-	(11,433)
Other items	-	1	725	(1,278)	(552)
Broadcast Cash Flow Less Cash Corporate Expenses; a.k.a. "Adjusted EBITDA"	**110,398**	**35,992**	**4,288**	**(1,278)**	**149,400**
Corporate and administrative expenses excluding depreciation, amortization of intangible assets and non-cash stock based compensation	17,836	-	-	1,964	19,800
Broadcast Cash Flow	**$ 128,234**	**$ 35,992**	**$ 4,288**	**$ 686**	**$ 169,200**
Broadcast Cash Flow Less Cash Corporate Expenses	$ 110,398	$ 35,992	$ 4,288	$ (1,278)	$ 149,400
Pension Expense	8,626	-	-	-	8,626
Pension Cash Funding	(4,748)	-	-	-	(4,748)
Other items	(477)	-	-	7,099	6,622
Operating Cash Flow as defined in the credit agreement	**$ 113,799**	**$ 35,992**	**$ 4,288**	**$ 5,821**	**$ 159,900**
Less interest expense	(52,445)	(3,755)	(552)	(17,142)	(73,894)
Addback amortization of deferred financing	1,903	-	-	-	1,903
Less capital expenditures, net of insurance proceeds	(23,817)	-	-	(3,000)	(26,817)
Less cash taxes	(519)	-	-	-	(519)
Addback amortization of original issue discount	(9)	-	-	-	(9)
Free Cash Flow	$ 38,912	$ 32,237	$ 3,736	$ (14,321)	$ 60,564

Pro Forma Non-GAAP Reconciliation (continued)

($ in thousands)	Gray Actual	Hoak/Parker Acquisition	Other Acquisitions	Pro forma Adjustments	Gray Pro forma
	Pro Forma Three Months Ended March 31, 2012				
Net income	$ 3,371	5,314	(381)	(2,807)	$ 5,497
Adjustments to reconcile from net income to Broadcast Cash Flow Less Cash Corporate Expenses:					
Depreciation	5,891	1,195	459	-	7,545
Amortization of intangible assets	19	105	81	-	205
Non-cash stock based compensation	14	-	-	-	14
Gain on disposals of assets, net	65	(4)	-	-	61
Miscellaneous income, net	(2)	179	504	-	681
Interest expense	15,163	962	159	2,807	19,091
Loss on early extinguishment of debt	-	-	-	-	-
Income tax expense	2,289	273	-	-	2,562
Amortization of program broadcast rights	2,758	-	-	-	2,758
Common stock contributed to 401(k) plan excluding corporate 401(k) contributions	7	-	-	-	7
Network compensation revenue recognized	(157)	-	-	-	(157)
Network compensation per network affiliation agreement	(60)	-	-	-	(60)
Payments for program broadcast rights	(2,795)	-	-	-	(2,795)
Other items	-	-	(35)	226	191
Broadcast Cash Flow Less Cash Corporate Expenses, a.k.a. "Adjusted EBITDA"	**26,563**	**8,024**	**787**	**226**	**35,600**
Corporate and administrative expenses excluding depreciation, amortization of intangible assets and non-cash stock based compensation	3,092	-	-	8	3,100
Broadcast Cash Flow	**$ 29,655**	**$ 8,024**	**$ 787**	**$ 234**	**$ 38,700**
Broadcast Cash Flow Less Cash Corporate Expenses	$ 26,563	$ 8,024	$ 787	$ 226	$ 35,600
Pension Expense	1,871	-	-	-	1,871
Pension Cash Funding	(988)	-	-	-	(988)
Other items	(130)	-	-	-	(130)
Operating Cash Flow as defined in the credit agreement	**$ 27,316**	**$ 8,024**	**$ 787**	**$ 226**	**$ 36,353**
Less interest expense	(15,163)	(962)	(159)	(2,807)	(19,091)
Addback amortization of deferred financing	753	-	-	-	753
Less capital expenditures, net of insurance proceeds	(6,815)	-	-	(1,000)	(7,815)
Less cash taxes	(5)	-	-	-	(5)
Addback amortization of original issue discount	338	-	-	-	338
Free Cash Flow	**$ 6,424**	**$ 7,062**	**$ 628**	**$ (3,581)**	**$ 10,533**

Pro Forma Non-GAAP Reconciliation (continued)

($ in thousands)	Pro Forma Three Months Ended March 31, 2013				
	Gray Actual	Hoak/Parker Acquisition	Other Acquisitions	Pro forma Adjustments	Gray Pro forma
Net income	$ 870	5,625	(190)	(4,863)	$ 1,442
Adjustments to reconcile from net income to Broadcast Cash Flow Less Cash Corporate Expenses:					
Depreciation	5,800	1,110	324	-	7,234
Amortization of intangible assets	19	69	83	-	171
Non-cash stock based compensation	136	-	-	-	136
Gain on disposals of assets, net	(28)	21	-	-	(7)
Miscellaneous income, net	(1)	179	519	-	697
Interest expense	12,540	937	140	4,863	18,480
Loss on early extinguishment of debt	-	-	-	-	-
Income tax expense	1,651	351	-	-	2,002
Amortization of program broadcast rights	2,837	-	-	-	2,837
Common stock contributed to 401(k) plan excluding corporate 401(k) contributions	7	-	-	-	7
Network compensation revenue recognized	(157)	-	-	-	(157)
Network compensation per network affiliation agreement	-	-	-	-	-
Payments for program broadcast rights	(2,853)	-	-	-	(2,853)
Other items	-	1	4	6	11
Broadcast Cash Flow Less Cash Corporate Expenses; a.k.a. "Adjusted EBITDA"	**20,821**	**8,293**	**880**	**6**	**30,000**
Corporate and administrative expenses excluding depreciation, amortization of intangible assets and non-cash stock based compensation	3,688	-	-	112	3,800
Broadcast Cash Flow	**$ 24,509**	**$ 8,293**	**$ 880**	**$ 118**	**$ 33,800**
Broadcast Cash Flow Less Cash Corporate Expenses	$ 20,821	$ 8,293	$ 880	$ 6	$ 30,000
Pension Expense	2,154	-	-	-	2,154
Pension Cash Funding	(1,517)	-	-	-	(1,517)
Other items	(61)	-	-	177	116
Operating Cash Flow as defined in the credit agreement	**$ 21,397**	**$ 8,293**	**$ 880**	**$ 183**	**$ 30,753**
Less interest expense	(12,540)	(937)	(140)	(4,863)	(18,480)
Addback amortization of deferred financing	411	-	-	-	411
Less capital expenditures, net of insurance proceeds	(6,430)	-	-	(750)	(7,180)
Less cash taxes	(81)	-	-	-	(81)
Addback amortization of original issue discount	69	-	-	-	69
Free Cash Flow	**$ 2,826**	**$ 7,356**	**$ 740**	**$ (5,430)**	**$ 5,492**

Pro Forma Non-GAAP Reconciliation (continued)

($ in thousands)	Pro Forma Three Months Ended March 31, 2014				
	Gray Actual	Hoak/Parker Acquisition	Other Acquisitions	Pro forma Adjustments	Gray Pro forma
Net income	$ 1,277	7,042	56	(2,216)	$ 6,159
Adjustments to reconcile from net income to Broadcast Cash Flow Less Cash Corporate Expenses:					
Depreciation	6,384	1,046	125	-	7,555
Amortization of intangible assets	289	55	1	-	345
Non-cash stock based compensation	2,071	-	-	-	2,071
Gain on disposals of assets, net	331	(3)	-	-	328
Miscellaneous income, net	-	179	134	-	313
Interest expense	15,274	881	105	2,216	18,476
Loss on early extinguishment of debt	-	-	-	-	-
Income tax expense	859	215	-	-	1,074
Amortization of program broadcast rights	2,913	-	-	-	2,913
Common stock contributed to 401(k) plan excluding corporate 401(k) contributions	6	-	-	-	6
Network compensation revenue recognized	(108)	-	-	-	(108)
Network compensation per network affiliation agreement	-	-	-	-	-
Payments for program broadcast rights	(3,823)	-	-	-	(3,823)
Other items	-	1	12	(1,022)	(1,009)
Broadcast Cash Flow Less Cash Corporate Expenses; a.k.a. "Adjusted EBITDA"	**25,473**	**9,416**	**433**	**(1,022)**	**34,300**
Corporate and administrative expenses excluding depreciation, amortization of intangible assets and non-cash stock based compensation	5,146	-	-	1,354	6,500
Broadcast Cash Flow	$ 30,619	$ 9,416	$ 433	$ 332	$ 40,800
Broadcast Cash Flow Less Cash Corporate Expenses	$ 25,473	$ 9,416	$ 433	$ (1,022)	$ 34,300
Pension Expense	1,573	-	-	-	1,573
Pension Cash Funding	(962)	-	-	-	(962)
Other items	(244)	-	-	386	142
Operating Cash Flow as defined in the credit agreement	**$ 25,840**	**$ 9,416**	**$ 433**	**$ (636)**	**$ 35,053**
Less interest expense	(15,274)	(881)	(105)	(2,216)	(18,476)
Addback amortization of deferred financing	692	-	-	-	692
Less capital expenditures, net of insurance proceeds	(2,821)	-	-	(1,250)	(4,071)
Less cash taxes	(31)	-	-	-	(31)
Addback amortization of original issue discount	(216)	-	-	-	(216)
Free Cash Flow	$ 8,190	$ 8,535	$ 328	$ (4,102)	$ 12,951

Hoak Media Historical Financial Overview

($ in millions)	Hoak Media Consolidated	Hoak Media Assets Not Being Acquired or Operated by Gray	Hoak Assets Being Acquired or Operated by Gray
2013			
Net Revenue	**$84.3**	**$11.4**	**$72.9**
Operating Expense	44.1	7.2	36.9
Broadcast Cash Flow	**$40.2**	**$4.2**	**$36.0**
Margin %	*47.7%*	*36.8%*	*49.3%*
2012			
Net Revenue	**$89.8**	**$13.3**	**$76.6**
Operating Expense	41.6	7.1	34.5
Broadcast Cash Flow	**$48.3**	**$6.2**	**$42.1**
Margin %	*53.7%*	*46.7%*	*54.9%*
2011			
Net Revenue	**$70.0**	**$9.8**	**$60.3**
Operating Expense	38.9	6.5	32.3
Broadcast Cash Flow	**$31.2**	**$3.2**	**$27.9**
Margin %	*44.5%*	*33.3%*	*46.3%*

Note: Excludes adjustments for LMA Ad-Rep fees and other Corporate Revenue (Revenue) and SSA fees (Operating Expenses)

Source: Hoak Media